STATEMENT OF ADDITIONAL INFORMATION




                   STRONG SHORT-TERM BOND FUND
                STRONG GOVERNMENT SECURITIES FUND
                   STRONG CORPORATE BOND FUND
                   STRONG HIGH-YIELD BOND FUND
                          P.O. Box 2936
                   Milwaukee, Wisconsin 53201
                   Telephone:  (414) 359-1400
                   Toll-Free:  (800) 368-3863



     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Strong Short-Term Bond Fund, Inc. (the "Short-Term Bond Fund"); Strong Government Securities Fund, Inc. (the "Government Fund"); Strong Corporate Bond Fund, Inc. (the "Corporate Bond Fund"); and Strong High-Yield Bond Fund (the "High-Yield Fund"), which is a series of Strong Income Funds, Inc. (individually, a "Fund" and collectively, the "Funds"), dated March 1, 1997. Requests for copies of the Prospectus should be made by calling one of the numbers listed above. The financial statements appearing in the Funds' Annual Report, which accompanies this Statement of Additional Information, are incorporated herein by reference.























This Statement of Additional Information is dated March 1, 1997, as supplemented July 8, 1997.


                       STRONG INCOME FUNDS

TABLE OF CONTENTS                                            PAGE

INVESTMENT RESTRICTIONS                                         3
INVESTMENT POLICIES AND TECHNIQUES                              4
 Borrowing                                                     5
 Convertible Securities                                        5
 Depositary Receipts                                           5
 Derivative Instruments                                        6
 Foreign Investment Companies                                 15
 Foreign Securities                                           16
 High-Yield (High-Risk) Securities                            16
 Illiquid Securities                                          18
 Lending of Portfolio Securities                              19
 Loan Interests                                               19
 Maturity                                                     20
 Mortgage- and Asset-Backed Securities                        20
 Mortgage Dollar Rolls and Reverse Repurchase Agreements      21
 Municipal Obligations                                        22
 Repurchase Agreements                                        22
 Short Sales Against the Box                                  23
 Temporary Defensive Position                                 23
 Variable- or Floating-Rate Securities                        23
 Warrants                                                     24
 When-Issued Securities                                       24
 Zero-Coupon, Step-Coupon and Pay-in-Kind Securities          25
DIRECTORS AND OFFICERS OF THE FUNDS                            25
PRINCIPAL SHAREHOLDERS                                         28
INVESTMENT ADVISOR AND DISTRIBUTOR                             28
PORTFOLIO TRANSACTIONS AND BROKERAGE                           31
CUSTODIAN                                                      35
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT                   35
TAXES                                                          36
DETERMINATION OF NET ASSET VALUE                               38
ADDITIONAL SHAREHOLDER INFORMATION                             38
FUND ORGANIZATION                                              39
SHAREHOLDER MEETINGS                                           40
PERFORMANCE INFORMATION                                        40
GENERAL INFORMATION                                            47
PORTFOLIO MANAGEMENT                                           50
LEGAL COUNSEL                                                  51
INDEPENDENT ACCOUNTANTS                                        51
FINANCIAL STATEMENTS                                           51
APPENDIX                                                      A-1


      No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information dated March 1, 1997, as supplemented July 8, 1997 and the Prospectus dated March 1, 1997 and, if given or made, such information or representations may not be relied upon as having been authorized by the Funds.


 This Statement of Additional Information does not constitute an offer to sell securities.

                     INVESTMENT RESTRICTIONS

      The investment objective of the Short-Term Bond Fund is to seek total return by investing for a high level of current income with a low degree of share-price fluctuation. The investment objective of the Government Fund is to seek total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The investment objective of the Corporate Bond Fund is to seek total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The investment objective of the High-Yield Fund is to seek total return by investing for a high level of current income and capital growth. The Funds' investment objectives and policies are described in detail in the Prospectus under the caption "Investment Objectives and Policies." The following are the Funds' fundamental investment limitations which cannot be changed without shareholder approval.

Each Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3. May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry. With respect to the Money Market Funds only, this limitation shall not limit the Funds' purchases of obligations issued by domestic banks.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

      The following are the Funds' non-fundamental operating policies which may be changed by the Board of Directors of each Fund without shareholder approval.

Each Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

7. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

Corporate Bond Fund. Under normal market conditions, the Corporate Bond Fund will invest at least 65% of its total assets in bonds. The Fund may invest up to 5% of its total assets in warrants. In addition, the Advisor has adopted an internal policy that the Fund will not invest more than 10% of its total assets in debt obligations rated lower than BB or its equivalent. For the purposes of this internal policy, convertible securities will not be considered debt obligations.

      Except for the fundamental investment limitations listed above and each Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of a Fund's Board of Directors. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or a Fund's assets will not constitute a violation of that restriction.

               INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Funds' investment objectives, policies and techniques that are described in detail in the Prospectus under the captions "Investment Objectives and Policies" and "Implementation of Policies and Risks."

Borrowing
(All Funds)

       A Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements) as discussed under "Investment Restrictions." However, a Fund may not purchase securities when bank borrowings exceed 5% of a Fund's total assets. Presently, the Funds only intend to borrow from banks for temporary or emergency purposes.

      The Funds have established a line-of-credit (LOC) with certain banks by which they may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a Fund within sixty days and is not extended or renewed. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders. The Funds pay a commitment fee to the banks for the LOC.

Convertible Securities
(All Funds)

      A Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Depositary Receipts
(All Funds)

      The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of a Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. ADR and EDR depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

     ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

      A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivative Instruments
(All Funds)

      In General. A Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

      A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

      An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

      A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

      Hedging. A Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, the Fund's portfolio. Derivatives may also be used by a Fund to "lock-in" the Fund's realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

      Managing Risk. A Fund may also use derivative instruments to manage the risks of the Fund's portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in a Fund's portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

      Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. Over-the-counter transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

      Risks  and  Special Considerations.  The use of  derivative
instruments   involves  risks  and  special   considerations   as
described  below.   Risks  pertaining  to  particular  derivative
instruments are described in the sections that follow.

      (1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly Strong Capital Management, Inc.'s (the "Advisor") ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect the Advisor's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

     (2) Credit Risk. A Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

      (3) Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instruments used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

      (4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or was closed out. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

      (5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforcibility of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

      (6) Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

      General Limitations. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, a Fund's ability to use derivative instruments may be limited by certain tax considerations. For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Taxes - Derivative Instruments."

      Each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit a Fund's risk to 5% of the Fund's assets.

      The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging a Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of a Fund's assets, as defined under the 1940 Act, the SEC has stated that a Fund may use coverage or the segregation of a Fund's assets. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either: (i) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (ii) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the extent that the position is not "covered". The Funds will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      In some cases a Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when a Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).

      Options. A Fund may use options for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may buy or write (sell) put and call options on assets, such as securities, currencies, commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Funds may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

      Each Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Investment Policies and Techniques - Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration. If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

      The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

       The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     Spread Transactions. A Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     Futures Contracts. A Fund may use futures contracts for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. A Fund may enter into futures contracts, including interest rate, index, and currency futures. Each Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities  prices and sales of futures as an offset against  the effect  of  expected  declines  in currency  exchange  rates  and securities prices. The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Advisor believes it is more advantageous to the Funds than is purchasing the futures contract.

      To the extent required by regulatory authorities, the Funds only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash or other appropriate liquid assets, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     Foreign Currencies. The Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Funds may use these instruments for hedging or any other lawful purpose consistent with their respective investment objectives, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Funds' use of currency-related derivative instruments will be directly related to a Fund's current or anticipated portfolio securities, and the Funds may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on their portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

      For example, a Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased  or  sold  and the date on which  payment  is  made  or received. A Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

      In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if a Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

     A Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

      Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Funds will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

       Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to a Fund. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, a Fund will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately-negotiated instrument, a Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While a Fund will enter into privately-negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that a Fund will in fact be able to enter into such closing transactions.

       The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

      There will be a cost to a Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period and the market conditions then prevailing. A Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      When required by the SEC guidelines, the Funds will set aside permissible liquid assets in segregated accounts or otherwise cover their respective potential obligations under currency-related derivatives instruments. To the extent a Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

       The Funds' dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Funds reserve the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Funds are not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Funds' securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

      Swap Agreements. The Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with each
Fund's   investment  objective,  such  as  for  the  purpose   of
attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or
spread.   A  Fund also may enter into swaps in order  to  protect
against  an  increase in the price of, or the  currency  exchange
rate   applicable  to,  securities  that  the  Fund   anticipates
purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or
differentials  in  rates  of  return)  earned  or   realized   on
particular predetermined investments or instruments.   The  gross
returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a ""basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, or liquid high grade debt obligations.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated.

       The Funds will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

       Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the Funds' Prospectus, the Advisor expects to discover additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with a Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

Foreign Investment Companies
(All Funds)

      The Funds may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Funds invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country which permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. Each Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

Foreign Securities
(All Funds)

      Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the Securities and Exchange Commission (the "SEC"), nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

      The costs attributable to foreign investing that the Funds must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Funds may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Funds would be subject.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

High-Yield (High-Risk) Securities
(Short-Term Bond, Corporate Bond, and High-Yield Funds)

      In General. The Short-Term Bond Fund may invest up to 25% of its net assets only in non-investment grade debt obligations rated in the fifth highest rating category (e.g., BB by S&P) or comparable unrated securities. The Corporate Bond Fund may invest up to 25% of its net assets, and the High-Yield Bond Fund may invest without limitation, in non-investment grade debt obligations. Non-investment grade debt obligations (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C by S&P, Not Prime by Moody's, or Fitch 4 by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a discussion of securities ratings.

      Effect of Interest Rates and Economic Changes. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

       All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.

      Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

      Credit Ratings. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in each Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

      Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

      Legislation. Legislation may be adopted, from time to time designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

Illiquid Securities
(All Funds)

       The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). However, a Fund will not acquire illiquid securities if, as a result, they would comprise more than 15%, or with respect to the Money Fund, 10%, of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). However, as a matter of internal policy, the Advisor intends to limit each Fund's investments in illiquid securities to 10% of its net assets.

       The Board of Directors of each Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Funds' Board of Directors.

      The Board of Directors of each Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (i) the frequency of trades or quotes for a security, (ii) the number of dealers willing to purchase or sell the security and number of potential buyers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (v) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (vi) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (i) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (ii) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two nationally rated statistical rating organizations ("NRSRO"), or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (iii) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to the Short-Term Bond, Corporate Bond, and High-Yield Funds' foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

       Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of the Funds. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

      Each Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Lending of Portfolio Securities
(All Funds)

      Each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Funds are authorized to lend, the Funds do not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Funds will retain authority to terminate any loans at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund's interest.

Loan Interests
(Short-Term Bond and Corporate Bond Funds)

      Each Fund may acquire a loan interest (a "Loan Interest"). A Loan Interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution (the "Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the "Collateral Bank"), holds collateral (if any) on behalf of the lenders. These Loan Interests may take the form of participation interests in, assignments of or novations of a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of Loan Interests. A Fund may also acquire Loan Interests under which the Fund derives its rights directly from the borrower. Such Loan Interests are separately enforceable by a Fund against the borrower and all payments of interest and principal are typically made directly to a Fund from the borrower. In the event that a Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. The Funds may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

       The Advisor will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. The Advisor also analyzes and evaluates the financial condition of the Agent and, in the case of Loan
Interests in which the Fund does not have privity with the borrower, those institutions from or through whom the Fund derives its rights in a loan (the "Intermediate Participants").

      In a typical loan the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. A Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, a Fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable loan agreement.

      A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise.

      Purchasers  of  Loan Interests depend  primarily  upon  the creditworthiness of the borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Maturity
(All Funds)

      A Fund's average portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in a Fund's portfolio, except that (i) variable-rate securities are deemed to mature at the next interest-rate adjustment date,
(ii) debt securities with put features are deemed to mature at the next put-exercise date, (iii) the maturity of mortgage-backed securities is determined on an "expected life" basis as determined by the Advisor, and (iv) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date (the "call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a Fund is dollar-weighted based upon the market value of a Fund's securities at the time of the calculation.

Mortgage- and Asset-Backed Securities
(All Funds)

      Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

      Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

      The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- and asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage - and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

      While many mortgage- and asset-backed securities are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class mortgage- and asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage - and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-mortgage- or asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

      The Funds may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

      Mortgage- and asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of a Fund.

Mortgage Dollar Rolls and Reverse Repurchase Agreements
(All Funds)

      The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing".) When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

      Each Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing".)

      The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

Municipal Obligations
(All Funds)

      General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Municipal obligations include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of a Fund determines that an investment in any such type of obligation is consistent with that Fund's investment objective.

     Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for, appropriate, and make payments due under the obligation. Certain municipal leases may, however, contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

Repurchase Agreements
(All Funds)

      Each Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Short Sales Against the Box
(All Funds)

     Each Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that a Fund owns or has the right to acquire, for delivery at a specified date in the future. If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

Temporary Defensive Position
(All Funds)

     When the Advisor determines that market conditions warrant a temporary defensive position, the Funds may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

Variable- or Floating-Rate Securities
(All Funds)

     The Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

      Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity. Any such determination by the Money Fund will be made in accordance with Rule 2a-7.

     Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to
direct  arrangements  between  the  Fund,  as  lender,  and   the
borrower.  The interest rates on these notes fluctuate from  time
to  time.   The  issuer  of  such  obligations  normally  has   a
corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or
other  credit  support arrangements provided by  banks.   Because
these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established
secondary  market  for  these  obligations,  although  they   are
redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only
if  the  Advisor   determines that at the time of investment  the
obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

      The Fund will not invest more than 10% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). (See "Illiquid Securities" and "Investment Restrictions.") In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

       In  determining  the  Fund's  weighted  average  portfolio maturity, the Fund will consider a floating or variable rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable and floating rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at amortized cost following the readjustment in the interest rate.

Warrants
(All Funds)

      Each Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued Securities
(All Funds)

      Each Fund may from time to time purchase securities on a "when-issued" basis. The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that their net asset values will be adversely affected by purchases of securities on a when-issued basis.

      To the extent required by the SEC, the Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities
(All Funds)

     The Funds may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face
value.   Pay-in-kind securities pay interest through the issuance
of  additional securities.  Because such securities  do  not  pay
current   cash  income,  the price of  these  securities  can  be
volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires
the   holders   of  zero-coupon,  step-coupon,  and   pay-in-kind
securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash
income  on  such  securities accruing that  year.   In  order  to
continue to qualify as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices,
in   order   to   generate  cash  to  meet   these   distribution
requirements.

               DIRECTORS AND OFFICERS OF THE FUNDS


       Directors and officers of the Funds, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 25 registered open-end management investment companies consisting of 38 mutual funds, which are managed by the Advisor (the "Strong Funds"). The Strong Funds, in the aggregate, pays each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each Strong Fund. In addition, each disinterested director is reimbursed by the Strong Funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the Strong Funds receive no compensation or expense reimbursement from the Strong Funds.

*Richard  S.  Strong (DOB 5/12/42), Chairman  of  the  Board  and
Director of the Funds.

     Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a Director of the Advisor. Mr. Strong has been in the investment management business since 1967. Mr. Strong has served the Funds as follows:

     Director  -  Short-Term  Bond  Fund  (since  August   1987);
     Government  Fund (since October 1986); Corporate  Bond  Fund
     (since  December 1985); and High-Yield Fund  (since  October
     1995).

     Chairman  -  Short-Term  Bond  Fund  (since  August   1987);
     Government  Fund (since October 1986); Corporate  Bond  Fund
     (since  December 1985); and High-Yield Fund  (since  October
     1995).

Marvin E. Nevins (DOB 7/9/18), Director of the Funds.

      Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin. Mr. Nevins has served the Funds as follows:

     Director  -  Short-Term  Bond  Fund  (since  August   1987);
     Government  Fund (since October 1986); Corporate  Bond  Fund
     (since  December 1985); and High-Yield Fund  (since  October
     1995).

Willie D. Davis (DOB 7/24/34), Director of the Funds.

      Mr.  Davis  has been director of Alliance Bank since  1980,
Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company)
since 1985, YMCA Metropolitan - Los Angeles since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980,
Marquette University since 1988, and Occidental College since 1990. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a director of the Fireman's Fund (an insurance company) from 1975 until 1990. Mr. Davis has served the Funds as follows:

     Director   -   Short-Term  Bond  Fund  (since  July   1994);
     Government  Fund  (since  July 1994);  Corporate  Bond  Fund
     (since July 1994); and High-Yield Fund (since October 1995).

*John  Dragisic  (DOB 11/26/40), President and  Director  of  the
Funds.

     Mr. Dragisic has been President of the Advisor since October 1995, and a Director of the Advisor since July 1994. Mr. Dragisic served as Vice Chairman of the Advisor from July 1994 until October 1995. Mr. Dragisic was the President and Chief Executive Officer of Grunau Company, Inc. (a mechanical contracting and engineering firm), Milwaukee, Wisconsin from 1987 until July 1994. From 1981 to 1987, he was an Executive Vice President with Grunau Company, Inc. From 1969 until 1973, Mr. Dragisic worked for the InterAmerican Development Bank. Mr.
Dragisic received his Ph.D. in Economics in 1971 from the University of Wisconsin - Madison and his B.A. degree in Economics in 1962 from Lake Forest College. Mr. Dragisic has served the Funds as follows:

     Director - Short-Term Bond Fund (July 1991 until July 1994, and since April 1995); Government Fund (July 1991 until July 1994, and since April 1995); Corporate Bond Fund (July 1991 until July 1994, and since April 1995); and High-Yield Fund (since October 1995).

     Vice  Chairman  -  Short-Term Bond  Fund  (July  1994  until
     October  1995);  Government Fund (July  1994  until  October
     1995);  and  Corporate Bond Fund (July  1994  until  October
     1995)

     President  -  Short-Term  Bond Fund  (since  October  1995);
     Government  Fund (since October 1995); Corporate  Bond  Fund
     (since  October  1995); and High-Yield Fund  (since  October
     1995)

Stanley Kritzik (DOB 1/9/30), Director of the Funds.

      Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and
Health Network Ventures, Inc. since 1992. Mr. Kritzik has served the Funds as follows:

     Director   -  Short-Term  Bond  Fund  (since  April   1995);
     Government  Fund  (since April 1995);  Corporate  Bond  Fund
     (since  April  1995);  and High-Yield  Fund  (since  October
     1995).

William F. Vogt (DOB 7/19/47), Director of the Funds.

       Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives. He has served the Funds as follows:

     Director   -  Short-Term  Bond  Fund  (since  April   1995);
     Government  Fund  (since April 1995);  Corporate  Bond  Fund
     (since  April  1995);  and High-Yield  Fund  (since  October
     1995).

Lawrence  A. Totsky (DOB 5/6/59), C.P.A., Vice President  of  the
Funds.

      Mr. Totsky has been Senior Vice President of the Advisor since September 1994. Mr. Totsky served as Vice President of the Advisor from December 1992 to September 1994. Mr. Totsky acted as the Advisor's Manager of Shareholder Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration. Mr. Totsky has served the Funds as follows:

     Vice  President  -  Short-Term Bond Fund (since  May  1993);
     Government Fund (since May 1993); Corporate Bond Fund (since
     May 1993); and High-Yield Fund (since October 1995).

Thomas P. Lemke (DOB 7/30/54), Vice President of the Funds.

      Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington, D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble & Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982
- October 1984).  Mr. Lemke has served the Funds as follows:

     Vice  President - Short-Term Bond Fund (since October 1994),
     Government  Fund (since October 1994); Corporate  Bond  Fund
     (since  October  1994); and High-Yield Fund  (since  October
     1995).

Stephen   J.  Shenkenberg  (DOB  6/14/58),  Vice  President   and
Secretary of the Funds.

      Mr. Shenkenberg has been Deputy General Counsel to the Advisor since November 1996. From December 1992 until November 1996, Mr. Shenkenberg acted as Associate Counsel to the Advisor. From June 1987 until December 1992, Mr. Shenkenberg was an attorney for Godfrey & Kahn, S.C., a Milwaukee law firm. Mr. Shenkenberg has served the Funds as follows:

     Vice  President - Short-Term Bond Fund (since  April  1996);
     Government  Fund  (since April 1996);  Corporate  Bond  Fund
     (since April 1996); and High-Yield Fund (since April 1996).

     Secretary  -  Short-Term  Bond Fund  (since  October  1996);
     Government  Fund (since October 1996); Corporate  Bond  Fund
     (since  October  1996); and High-Yield Fund  (since  October
     1996).

John S. Weitzer (DOB 10/31/67), Vice President of the Funds.

      Mr. Weitzer has been an Associate Counsel to the Advisor since July 1993. Mr. Weitzer has served the Funds as follows:

     Vice  President - Short-Term Bond Fund (since January 1996);
     Government  Fund (since January 1996); Corporate  Bond  Fund
     (since  January  1996); and High-Yield Fund  (since  January
     1996).

      Except for Messrs. Nevins, Davis, Kritzik and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 34108. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301. Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206.
      In addition to the positions listed above, the following individuals also hold the following positions with Strong Holdings, Inc. ("Holdings"), a Wisconsin corporation and subsidiary of the Advisor; Strong Funds Distributors, Inc., the Fund's underwriter ("Distributors"), Heritage Reserve Development Corporation ("Heritage"), and Strong Service Corporation ("SSC"), each of which is a Wisconsin corporation and subsidiary of Holdings; Fussville Real Estate Holdings L.L.C. ("Real Estate Holdings") and Sherwood Development L.L.C. ("Sherwood"), each of which is a Wisconsin Limited Liability Company and subsidiary of the Advisor and Heritage; and Fussville Development L.L.C. ("Fussville Development"), a Wisconsin Limited Liability Company and subsidiary of the Advisor and Real Estate
Holdings:

Richard S. Strong:

     Chairman  and a Director - Holdings and Distributors  (since
     October 1993); Heritage (since January 1994); and SSC (since
     November 1995).

     Chairman  and a Member of the Managing Board -  Real  Estate
     Holdings and Fussville Development (since December 1995  and
     February  1994,  respectively); and Sherwood (since  October
     1994).

John Dragisic:

     President and a Director - Holdings (since December 1995 and July 1994, respectively); Distributors (since September 1996 and July 1994, respectively); Heritage (since May 1994 and August 1994, respectively); and SSC (since November 1995).

     Vice  Chairman  and a Member of the Managing  Board  -  Real
     Estate  and Fussville Development (since December  1995  and
     August  1994,  respectively); and  Sherwood  (since  October
     1994).

Thomas P. Lemke:

     Vice  President - Holdings, Heritage, Real Estate  Holdings,
     and    Fussville   Development   (since   December    1995);
     Distributors  (since October 1996); Sherwood (since  October
     1994); and SSC (since November 1995).

Stephen J. Shenkenberg:

     Vice  President  and  Secretary -  Distributors  (since
     December 1995).

     Secretary - Holdings, Heritage, Fussville Development,  Real
     Estate Holdings, and Sherwood (since December 1995); and SSC
     (since November 1995).

      As of January 31, 1997, the officers and directors of the Funds in the aggregate beneficially owned less than 1% of each Fund's then outstanding shares.

                     PRINCIPAL SHAREHOLDERS

      As of January 31, 1997, no persons owned of record or are known by the Funds to own of record or beneficially, more than 5% of a Fund's outstanding shares.

               INVESTMENT ADVISOR AND DISTRIBUTOR

      The Advisor to the Funds is Strong Capital Management, Inc. Mr. Richard S. Strong controls the Advisor. Mr. Strong is the
Chairman and a director of the Advisor, Mr. Dragisic is the President and a director of the Advisor, Mr. Totsky is a Senior Vice President of the Advisor, Mr. Lemke is a Senior Vice President, Secretary and General Counsel of the Advisor, Mr. Shenkenberg is Vice President, Assistant Secretary, and Deputy General Counsel of the Advisor, and Mr. Weitzer is Associate
Counsel of the Advisor. A brief description of each Fund's investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "About the Funds - Management."

     The Advisory Agreements for the Short-Term Bond, Government, and Corporate Bond Funds, dated May 1, 1995, were last approved by shareholders at the annual meeting of shareholders held on April 13, 1995. The High-Yield Fund's Advisory Agreement, dated December 27, 1995, was last approved by the sole shareholder on December 27, 1995, and will remain in effect as to the Fund for a period of two years. Each Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor. In addition, an Advisory Agreement will terminate automatically in the event of its assignment.

      Under the terms of each Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

      Except for expenses assumed by the Advisor as set forth above or by the Distributor as described below with respect to the distribution of a Fund's shares, a Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale; expenses for printing and distribution costs of Prospectuses and quarterly financial statements mailed to existing shareholders; and charges of custodians, transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing stock certificates; and fees for directors who are not "interested persons" of the Advisor.

      As compensation for its services, each Fund pays to the Advisor monthly management fees at the following annual rates:
(1) Short-Term Bond Fund: .625% of average daily net assets; (2) Government Fund: .60% of average daily net assets; and (3) Corporate Bond and High-Yield Funds: .625% of average daily net assets. (See "Shareholder Manual - Determining Your Share Price" in the Prospectus.) From time to time, the Advisor may voluntarily waive all or a portion of its management fee for a Fund. The organizational expenses of the High-Yield Fund, which were $20,316, were advanced by the Advisor and will be reimbursed by the Fund over a period of not more than 60 months from each Fund's date of inception.

       The following table sets forth certain information concerning management fees for each Fund for the fiscal year ended October 31, 1996, the ten-month fiscal year ended October 31, 1995, and for the fiscal years ended December 31, 1994 and December 31, 1993:

                  Management Fee
                   Incurred       Management Fee     Management Fee
                   by Fund          Waiver            Paid by Fund

Short-Term Bond Fund
       1993        $6,876,818     $   659,797         $6,217,021
       1994        $8,715,270     $         0         $8,715,270
       1995*       $5,395,150     $         0         $5,395,150
       1996        $7,007,561     $         0         $7,007,561

Government Fund
       1993       $   922,030     $   205,059         $  716,971
       1994       $ 1,537,259     $   150,180         $1,387,079
       1995*      $ 1,709,928     $         0         $1,709,928
       1996       $ 3,378,889     $         0         $3,778,889

Corporate Bond Fund
       1993      $   724,883      $         0         $  724,883
       1994      $   773,759      $         0         $  773,759
       1995*     $   858,786      $         0         $  858,786
       1996      $ 1,702,234      $         0         $1,702,234

High-Yield Fund
       1996      $   423,481      $   423,481         $        0

_________________________________________________________
* For the ten-month fiscal year ended October 31, 1995.

      Each Advisory Agreement requires the Advisor to reimburse a Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed two percent (2%) of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for a Fund in addition to the reimbursement of expenses in excess of application limitations.

      On July 12, 1994, the Securities and Exchange Commission (the "SEC") filed an administrative action (the "Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

      On June 6, 1996, the Department of Labor (the "DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) (the "Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

     The Funds and the Advisor have adopted a Code of Ethics (the "Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor and the investment companies managed by the Advisor, including the Funds, as well as certain employees of the Advisor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Funds and the Advisor's other clients ahead of their own.

      The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Funds) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Funds), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time
Access Persons who are portfolio managers may not trade in securities which have been purchased or sold by any mutual fund or other account managed by the portfolio manager.

      From time to time the Advisor votes the shares owned by the Funds according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy
Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.

      The Advisor provides investment advisory services for multiple clients and may give advice and take action, with respect to any client, that may differ from the advice given, or the timing or nature of action taken, with respect to any one
account.   However, the Advisor will allocate over  a  period  of
time, to the extent practical, investment opportunities to each account on a fair and equitable basis relative to other similarly-
situated  client  accounts.   The  Advisor,  its  principals  and
associates (to the extent not prohibited by the Code), and other clients of the Advisor may have, acquire, increase, decrease, or dispose of securities or interests therein for an account that are or may be deemed to be inconsistent with the actions taken by such persons.

      Under a Distribution Agreement dated December 1, 1993 with the Short-Term Bond, Government, and Corporate Bond Funds, and a Distribution Agreement dated December 27, 1995 for the High-Yield Fund (the "Distribution Agreements"), Strong Funds Distributors, Inc. ("Distributor"), a subsidiary of the Advisor, acts as underwriter of each Fund's shares. The Distribution Agreements provide that the Distributor will use its best efforts to distribute the Fund's shares. Since the Funds are "no-load" funds, no sales commissions are charged on the purchase of Fund shares. Each Distribution Agreement further provides that the Distributor will bear the additional costs of printing Prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of a Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. Prior to December 1, 1993, the Advisor acted as underwriter for the Money, Short-Term Bond, Government, and Corporate Bond Funds. On December 1, 1993, the Distributor succeeded to the broker-dealer registration of the Advisor and, in connection therewith, the Distribution Agreements for the Money, Short-Term Bond, Government, and Corporate Bond Funds were executed on substantially identical terms as the former distribution agreements with the Advisor as distributor. The
Distribution Agreements are subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreements.

      From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of a Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. or NASD's proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.

              PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Funds. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

      The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, the "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interests of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

      Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

      In carrying out the provisions of the Advisory Agreements, the Advisor may cause the Funds to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreements provide that such higher commissions will not be paid by a Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by a Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fees paid by the Funds under the Advisory Agreements are not reduced as a result of the Advisor's receipt of research services.

     Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

      Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Funds and other advisory clients.

      From time to time, the Advisor may purchase new issues of securities for a Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Funds and other advisory clients, provide the Advisor with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

      Each year, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Funds and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

      The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that their brokerage and research services were satisfactory to the Advisor and their execution capabilities were compatible with the Advisor's policy of seeking best execution at the best security price available, as discussed above. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

      The Advisor may direct the purchase of securities on behalf of the Funds and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

     The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.

       The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

      Where consistent with a client's investment objectives, investment restrictions, and risk tolerance, the Advisor may purchase securities sold in underwritten public offerings for client accounts, commonly referred to as "deal" securities. The Advisor has adopted deal allocation procedures (the "procedures"), summarized below, that reflect the Advisor's overriding policy that deal securities must be allocated among participating client accounts in a fair and equitable manner and that deal securities may not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients.

      The procedures provide that, in determining which client accounts a portfolio manager team will seek to have purchase deal securities, the team will consider all relevant factors including, but not limited to, the nature, size, and expected allocation to the Advisor of deal securities; the size of the account(s); the accounts' investment objectives and restrictions; the risk tolerance of the client; the client's tolerance for possibly higher portfolio turnover; the amount of commissions generated by the account during the past year; and the number of other deals the client has participated in during the past year.

      Where more than one of the Advisor portfolio manager team seeks to have client accounts participate in a deal and the amount of deal securities allocated to the Advisor by the underwriting syndicate is less than the aggregate amount ordered by the Advisor (a "reduced allocation"), the deal securities will be allocated among the portfolio manager teams based on all relevant factors. The primary factor shall be assets under management, although other factors that may be considered in the allocation decision include, but are not limited to, the nature, size, and expected Advisor allocation of the deal; the amount of brokerage commissions or other amounts generated by the respective participating portfolio manager teams; and which portfolio manager team is primarily responsible for the Advisor receiving securities in the deal. Based on the relevant factors, the Advisor has established general allocation percentages for its portfolio manager teams, and these percentages are reviewed on a regular basis to determine whether asset growth or other factors make it appropriate to use different general allocation percentages for reduced allocations.

      When a portfolio manager team receives a reduced allocation of deal securities, the portfolio manager team will allocate the reduced allocation among client accounts in accordance with the allocation percentages set forth in the team's initial allocation instructions for the deal securities, except where this would result in a de minimis allocation to any client account. On a regular basis, the Advisor reviews the allocation of deal securities to ensure that they have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients.

       The following table sets forth certain information concerning brokerage commissions paid by each Fund for the fiscal year ended October 31, 1996, the ten-month fiscal year ended October 31, 1995, and for the fiscal years ended December 31, 1994 and December 31, 1993.

     Short-Term Bond Fund                 Brokerage Commissions

          1993                               $   286,000
          1994                               $    66,000
          1995*                              $ 1,045,000(1)
          1996                               $   174,817

     Government Fund

          1993                               $    63,000
          1994                               $     8,000
          1995*                              $   153,000
          1996                               $    46,170

     Corporate Bond Fund

          1993                               $    61,000
          1994                               $     4,000
          1995*                              $   101,000
          1996                               $    63,034

     High-Yield Bond Fund

          1996                               $     7,551

*  For the ten-month fiscal year ended October 31, 1995.
(1) The Fund paid higher brokerage commissions for the ten-month fiscal period ended October 31, 1995, due to trading strategies employed in response to volatile foreign market conditions. These strategies were designed to help the Fund achieve a high level of current income in pursuit of its investment objective.

      For the fiscal year ended October 31, 1996, the ten-month fiscal period ending October 31, 1995, and the 1994 fiscal period ended December 31, the Government and Corporate Bond Funds' respective portfolio turnover rates were as follows: (1) Government Fund: 457.6%, 409.2%, and 479.0%; and (2) Corporate Bond Fund: 672.8%, 621.4%, and 603.0%. For the fiscal year ended October 31, 1996, the High-Yield Fund's portfolio turnover rate was 390.8%. The above listed portfolio turnover rates for the respective Funds were higher than anticipated primarily because each Fund employed a trading strategy to take advantage of yield spread opportunities to help enhance the Fund's total return.

      As of October 31, 1996, the following Funds had acquired securities of its regular brokers or dealers (as defined in Rule
10b-1 under the 1940 Act) or their parents in the following amounts:

  Regular Broker or Dealer or           Fund/Value of Securities Owned
         Parent Issuer                     as of October 31, 1996

Lehman Brothers Holdings, Inc.              Government/$10,562,000
                                            Corporate/$7,291,000

Merrill Lynch, Pierce, Fenner & Smith       Government/$726,000
                                            Corporate/$363,000
                                            Short-Term Bond/$2,363,000

Salomon Brothers, Inc.                      Corporate/$8,100,000


                            CUSTODIAN

      As custodian of each Fund's assets, Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Funds. The custodian and, if applicable, the sub-custodian are in no way responsible for any of the investment policies or decisions of the Funds.

          TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

      The Advisor acts as transfer agent and dividend-disbursing agent for the Funds. The Advisor is compensated based on an annual fee per open account of $31.50, plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. The Advisor also receives an annual fee per closed account of $4.20 from each Fund. The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreement. In addition, the Advisor provides certain printing and mailing services for the Funds, such as printing and mailing of shareholder account statements, checks, and tax forms.

       The   following  table  sets  forth  certain   information
concerning amounts paid by each Fund for transfer agency and dividend disbursing and printing and mailing services for the fiscal year ended October 31, 1996, the ten-month fiscal year ended October 31, 1995, and for the fiscal years ended December 31, 1994 and December 31, 1993:

                          Transfer Agency and Dividend Disbursement
                               Services Charges Incurred

               Per                   Printing and    Amounts    Net Amount
             Account   Out-of-Pocket   Mailing     Absorbed By   Paid By
    Fund     Charges     Expenses      Services       Advisor      Fund

Short-Term Bond Fund
     1993    $1,818,354  $503,093      $65,804      $    0    $2,387,251
     1994    $2,550,992  $528,202      $58,057      $    0    $3,137,251
     1995*   $1,833,475  $214,821      $32,413      $    0    $2,080,709
      1996   $2,186,020  $185,316      $33,221      $    0    $2,404,557

Government Fund
     1993      $334,277  $76,557       $10,009      $    0    $420,843
     1994      $525,837  $81,183        $9,695      $    0    $616,715
     1995*     $541,956  $43,541        $6,796      $    0    $592,293
     1996    $1,010,103  $62,450        $9,379      $    0    $1,081,932

Corporate Bond Fund
     1993      $374,189  $82,743       $11,692      $    0    $468,624
     1994      $389,833  $79,434        $8,512      $    0    $477,779
     1995*     $365,802  $39,362        $6,936      $    0    $412,100
     1996      $712,084  $67,332        $8,885      $    0    $788,301

High-Yield Bond Fund
     1996       $82,506  $10,502        $1,161     $94,169    $     0
__________________________

* For the ten-month fiscal year ended October 31, 1995.

     From time to time, the Funds, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay amounts to third parties that provide transfer agent and other administrative services relating to the Funds to persons who beneficially own interests in the Funds, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses, other communications regarding the Funds, and related services as the Funds or beneficial owners may reasonably request. In such cases, the Funds will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Funds are currently paying the Advisor for providing these services to Fund shareholders.

                              TAXES

General

      As indicated under "About the Funds - Distributions and Taxes" in the Prospectus, each Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification does not involve government supervision of the Funds' management practices or policies.

      In order to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions ) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures, or forward currency contracts) derived with respect to its business of investing in securities or these currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or options or futures (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) that were held for less than three months ("30% Limitation"); (3) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the Code.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Foreign Transactions

      Interest and dividends received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      Each Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts,
(2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

Derivative Instruments

      The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be executed by future regulations), and income from transactions in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.

      If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Funds intend that, when they engage in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Funds' hedging transactions. To the extent this treatment is not available or is not elected by a Fund, it may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

      For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which a Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the
Section 1256 Contract. Unrealized gains on Section 1256 Contracts that have been held by a Fund for less than three months as of the end of its taxable year, and that are recognized for federal income tax purposes as described above, will not be considered gains on investments held for less than three months for purposes of the 30% Limitation.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

     Certain Funds may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, a Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because a Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the 30% Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, or futures, or forward currency contracts, held for less that three months that it might wish to sell in the ordinary course of its portfolio management.

      The foregoing federal tax discussion as well as the tax discussion contained within the Prospectus under "About the Funds
- Distributions and Taxes" is intended to provide you with an overview of the impact of federal income tax provisions on each Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts each Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes a Fund's tax treatment, could adversely affect the value of a shareholder's investment in a Fund. Because each Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of a Fund and the federal, state, and local tax consequences to shareholders of an investment in a Fund.

                DETERMINATION OF NET ASSET VALUE

       As set forth in the Prospectus under the caption "Shareholder Manual - Determining Your Share Price," the net asset value of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

               ADDITIONAL SHAREHOLDER INFORMATION

Telephone Exchange and Redemption Privileges

      The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions.

Redemption-in-Kind

      The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which obligates each Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders. Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

Retirement Plans

Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred IRA. The Strong Funds offer a prototype plan for you to establish your own IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your IRA (or up to $4,000 between your IRA and your non-working spouses' IRA). Under certain circumstances, your contribution will be deductible.

Direct Rollover IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or Code section 403(b) plan distribution directly into an IRA. The distribution must be eligible for rollover. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

Simplified Employee Pension Plan (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

Salary  Reduction Simplified Employee Pension Plan (SAR SEP-IRA):
A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer open new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 31, 1997 may still open accounts for new employees.

Simplified Incentive Match Plan for Employees (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,000, on a pre-tax basis, to a SIMPLE-IRA account. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.

Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) Plan: A tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Code is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

                        FUND ORGANIZATION

      Each Corporation was organized on the following dates and currently has the following authorized shares of capital stock:

                                          Date
                       Incorporation     Series        Authorized    Par
Corporation                 Date         Created        Shares      Value ($)

Strong Corporate Bond     07/19/85                     Indefinite    .001
Fund, Inc.(1)

Strong Government         08/08/86                     Indefinite    .001
Securities Fund, Inc.

Strong Income Funds,      02/24/89                     Indefinite  .00001
Inc.(2)
 - Strong High-Yield                    10/27/95       Indefinite  .00001
    Bond Fund

Strong Short-Term Bond    03/20/87                     Indefinite    .001
Fund, Inc.

 (1)  Prior to April 17, 1995, the Fund's name was Strong Income Fund, Inc.
 (2) Prior to April 17, 1995, the Fund's name was Strong U.S. Treasury Money Fund, Inc.

      The Short-Term Bond, Government, and Corporate Bond Funds are Wisconsin corporations (each a "Corporation") that are authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The High-Yield Fund is a series of common stock of Strong Income Funds, Inc., a Wisconsin corporation (a "Corporation") that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Articles of Incorporation for each of the Corporations provides that if additional classes of shares are issued by a Corporation, such new classes of shares may not affect the preferences, limitations or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of each Corporation is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of a Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If a Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

                      SHAREHOLDER MEETINGS

      The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporations, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. Each Corporation has adopted the appropriate provisions in their Bylaws and may, at their discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

     Each Corporation's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary of the Corporation shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Corporation shall give not less than ten nor more than sixty days notice of the special meeting.

                     PERFORMANCE INFORMATION

       As described in the "About the Funds - Performance Information" section of the Funds' Prospectus, each Fund's historical performance or return may be shown in the form of "yield." In addition, each Funds' performance may be shown in the form of "average annual total return," "total return," and "cumulative total return," and the Money Fund's performance may be shown in the form of "effective yield." From time to time, the advisor agrees to waive or reduce its management fee and to absorb certain operating expenses for a Fund. Without these waivers and absorptions, the performance results for the Funds noted herein would have been lower. All performance and returns noted herein are historical and do not represent the future performance of a Fund.

Yield

       Each Fund's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for a Fund is based on a one month or 30-day period. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

                    YIELD = 2[( a-b + 1)6 - 1]
                                ---
                                 cd

     Where:  a   = dividends and interest earned during the period.
             b   = expenses  accrued  for  the  period   (net   of
                    reimbursements).
             c   = the  average  daily number of shares  outstanding
                    during the period that were entitled to receive dividends.
             d   = the maximum offering price per share on the  last
                    day of the period.

     For the 30-day period ended October 31, 1996, the Short-Term Bond Fund's yield was 7.23%, the Government Fund's yield was 6.62%, the Corporate Bond Fund's yield was 7.10%, and the High-Yield Fund's yield was 10.33%. In computing yield, the Funds follow certain standardized accounting practice specified by SEC rules. During this period, the Advisor waived management fees of
 .625% and absorbed expenses of .185% for the High-Yield Fund. Without this waiver and absorption, the High-Yield Fund's yield would have been 9.52%. These practices are not necessarily consistent with those that the Funds use to prepare annual and
interim   financial  statements  in  conformity  with   generally
accepted accounting principles.

Distribution Rate

      The distribution rate is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by a Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from a Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains. Therefore, a Fund's distribution rate may be substantially different than its yield. Both a Fund's yield and distribution rate will fluctuate.

Average Annual Total Return

      Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures for various periods are set forth in the table below.

Total Return

      Calculation of each Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for various periods are set forth in the table below.

Cumulative Total Return

      Calculation of each Fund's cumulative total return is not subject to a standardized formula and represents the simple change in value of our investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

      A Fund's performance figures are based upon historical results and do not represent future results. Each Fund's shares are sold at net asset value per share. The Short-Term Bond, Government, Corporate Bond, and High-Yield Fund's returns and net asset value will fluctuate and shares are redeemable at the then current net asset value of the Fund, which may be more or less than original cost. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

      The  figures below show performance information for various periods ended October 31, 1996.  No adjustment has been made  for
taxes,   if   any,  payable  on  dividends.   Securities   prices
fluctuated during these periods.

Short-Term Bond Fund
                                                        Total   Average Annual
                                                        Return   Total Return
                       Initial
                       $10,000      Ending Value       Percentage  Percentage
                     Investment    October 31, 1996     Increase    Increase

  Life of Fund(1)     $10,000         $20,034            100.34%     7.87%
  Five Years          $10,000         $13,968             39.68%     6.91%
  One Year            $10,000         $10,707              7.07%     7.07%
  _______________________
  (1) Commenced operations on August 31, 1987.

Government Fund
                                                          Total  Average Annual
                                                          Return  Total Return
                       Initial
                       $10,000        Ending Value       Percentage  Percentage
                      Investment    October 31, 1996      Increase    Increase

  Life of Fund(1)       $10,000        $23,544              135.44%   8.93%
  Ten Years             $10,000        $23,510              135.10%   8.92%
  Five Years            $10,000        $15,203               52.03%   8.74%
  One Year              $10,000        $10,460                4.60%   4.60%
  ________________________
  (1) Commenced operations on October 29, 1986.

Corporate Bond Fund
                                                          Total   Average Annual
                                                         Return   Total Return
                       Initial
                       $10,000       Ending Value       Percentage  Percentage
                      Investment    October 31, 1996     Increase    Increase

  Life of Fund(1)      $10,000         $27,858            178.58%       9.87%
  Ten Years            $10,000         $21,006            110.06%       7.70%
  Five Years           $10,000         $16,935             69.35%      11.11%
  One Year             $10,000         $10,798              7.98%       7.98%
  ________________________
  (1) Commenced operations on December 12, 1985.

High-Yield Bond Fund
                                                         Total   Average Annual
                                                         Return   Total Return
                      Initial
                      $10,000        Ending Value      Percentage  Percentage
                     Investment     October 31, 1996     Increase   Increase

  Life of Fund(1)     $10,000         $12,166              21.66%      21.66%
  ________________________
  (1) Commenced operations on December 30, 1995.

      The  Short-Term Bond, Government, Corporate Bond, and High-
Yield Funds' total return for the three months ending January 31, 1997, were 2.33%, 1.87%, 2.74% and 6.41%, respectively.

Comparisons

(1)  U.S. Treasury Bills, Notes, or Bonds
      Investors may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

(2)  Certificates of Deposit
      Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

(3)  Money Market Funds
      Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

(4) Lipper Analytical Services, Inc. ("Lipper") and Other Independent Ranking Organizations
     From time to time, in marketing and other fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. A Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. A Fund's performance may also be compared to the average performance of its Lipper category.

(5)  Morningstar, Inc.
     A Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

(6)  Independent Sources
      Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund, especially those with similar objectives. Sources for Fund performance information and articles about a Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Morningstar, Inc., Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

(7)  Various Bank Products
      Each Fund's performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, Super N.O.W. accounts and certificates of deposit of various maturities as reported in the Bank Rate Monitor, National Index of 100 leading banks, and thrift institutions as published by the Bank Rate Monitor, Miami Beach, Florida. The rates published by the Bank Rate Monitor National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas. The rates provided for the bank accounts assume no compounding and are for the lowest minimum deposit required to open an account. Higher rates may be available for larger deposits.

      With respect to money market deposit accounts and Super N.O.W. accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift
institution   deposit  accounts  may  be  insured.    Shareholder
accounts  in  the  Fund are not insured.  Bank  passbook  savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of each Fund are redeemable at the net asset value (normally, $1.00 per share) next determined after a request is received, without charge.

(8)  Indices
     The Funds may compare their performance to a wide variety of indices including the following:

     (a)  The Consumer Price Index
     (b)  Merrill Lynch 91 Day Treasury Bill Index
     (c)  Merrill Lynch Government/Corporate 1-3 Year Index
     (d)  IBC/Donoghue's General Purpose Money Fund AverageTM
     (e)  IBC/Donoghue's Taxable Money Fund AverageTM
     (f)  IBC/Donoghue's Government Money Fund AverageTM
     (g)  Salomon Brothers 1-Month Treasury Bill Index
     (h)  Salomon Brothers 3-Month Treasury Bill Index
     (i)  Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index
     (j)  Salomon    Brothers   1-3   Year   Treasury/Government-
          Sponsored/Corporate Bond Index
     (k)  Salomon Brothers Corporate Bond Index
     (l)  Salomon Brothers AAA, AA, A, BBB, and BB Corporate Bond Indexes
     (m)  Salomon Brothers Broad Investment-Grade Bond Index
     (n)  Salomon Brothers High-Yield BBB Index
     (o)  Lehman Brothers Aggregate Bond Index
     (p)  Lehman Brothers 1-3 Year Government/Corporate Bond Index
     (q)  Lehman Brothers Intermediate Government/Corporate Bond Index
     (r)  Lehman Brothers Intermediate AAA, AA, and A Corporate Bond Indexes
     (s)  Lehman Brothers Government/Corporate Bond Index
     (t)  Lehman Brothers Corporate Baa Index
     (u)  Lehman Brothers Intermediate Corporate Baa Index
     (v)  Lehman Brothers High-Yield Index

       There are differences and similarities between the investments which a Fund may purchase and the investments measured by the indices which are noted herein. The market prices and yields of taxable and tax-exempt bonds will fluctuate. There are important differences among the various investments included in the indices that should be considered in reviewing this information.

(9)   Historical Asset Class Returns
      From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such
comparison.   The  market  value of stocks  will  fluctuate  with
market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

(10) Strong Family of Funds
      The Strong Family of Funds offers a comprehensive range of conservative to aggressive investment options. All of the members of the Strong Family and their investment objectives are listed below. The Funds are listed in ascending order of risk and return, as determined by the Funds' Advisor.

Fund Name                           Investment Objective

Strong Money Market           Current income, a stable share price,  and
Fund                          daily liquidity.

Strong Heritage               Current  income, a stable share price,  and
Money Fund                    daily liquidity.

Strong Municipal              Federally  tax-exempt  current  income,   a
Money Market Fund             stable share-price, and daily liquidity.

Strong Municipal              Federally tax-exempt current income with  a
Advantage Fund                very low degree of share-price fluctuation.

Strong Advantage              Current  income with a very low  degree  of
Fund                          share-price fluctuation.

Strong Short-Term             Total  return by investing for a high level
Municipal Bond Fund           of federally  tax-exempt  current  income
                              with a low degree of share-price fluctuation.

Strong Short-Term             Total  return by investing for a high level
Bond Fund                     of  current  income with a  low  degree  of
                              share-price fluctuation.

Strong Short-Term             Total  return by investing for a high level
Global Bond Fund              of  income with a low degree of share-price
                              fluctuation.

Strong Government             Total  return by investing for a high level
Securities Fund               of  current  income with a moderate  degree
                              of share-price fluctuation.

Strong Municipal              Total  return by investing for a high level
Bond Fund                     of   federally  tax-exempt  current  income
                              with   a  moderate  degree  of  share-price
                              fluctuation.

Strong Corporate              Total  return by investing for a high level
Bond Fund                     of  current  income with a moderate  degree
                              of share-price fluctuation.

Strong High-Yield             Total  return by investing for a high level
Municipal Bond Fund           of federally tax-exempt current income.

Strong High-Yield             Total  return by investing for a high level
Bond Fund                     of current income and capital growth.

Strong                        High  total  return by investing  for  both
International Bond Fund       income and capital appreciation.

Strong Asset                  High    total   return   consistent    with
Allocation Fund               reasonable risk over the long term.

Strong Equity                 Total  return by investing for both  income
Income Fund                   and capital growth.

Strong American               Total  return by investing for both  income
Utilities Fund                and capital growth.

Strong Total Return           High  total return by investing for capital
Fund                          growth and income.

Strong Growth and             High  total return by investing for capital
Income Fund                   growth and income.

Strong Schafer                Long-term  capital appreciation principally
Value Fund                    through  investment in  common  stocks  and
                              other equity securities. Current income is a secondary objective.

Strong Value Fund             Capital growth.

Strong Opportunity Fund       Capital growth.

Strong Growth Fund            Capital growth.

Strong Mid Cap Fund           Capital growth.

Strong Common Stock Fund*     Capital growth.

Strong Small Cap Fund         Capital growth.

Strong Discovery Fund         Capital growth.

Strong International          Capital growth.
Stock Fund

Strong Asia Pacific Fund      Capital growth.

* The Fund is closed to new investors, except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.

      The Advisor also serves as Advisor or Subadvisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

      Each Fund may from time to time be compared to the other funds in the Strong Family of Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

      Financial goals vary from person to person. You may choose one or more of the Strong Funds to help you reach your financial goals. To help you better understand the Strong Income Funds and determine which Fund or combination of Funds best meets your personal investment objectives, they are described in the same Prospectus.

(10) Tying Time Frames to Your Goals

      There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

               Strong Funds Suggested Minimum Holding Periods

Under 1 Year         1 to 2 Years          4 to 7 Years        5 or More Years

Money Market Fund     Advantage Fund        Government       Total Return Fund
Heritage Money Fund   Municipal Advantage   Securities Fund  Opportunity Fund
Municipal Money       Fund                  Municipal Bond   Growth Fund
Market Fund                                 Fund             Common Stock Fund*
                                            Corporate Bond   Discovery Fund
       2 to 4 Years                         Fund             International Stock
                                            International    Fund
       Short-Term Bond Fund                 Bond Fund        Asia Pacific Fund
       Short-Term Municipal Bond Fund       High-Yield       Value Fund
       Short-Term Global Bond Fund          Municipal Bond   Small Cap Fund
                                            Fund             Growth and
                                            Asset Allocation Income Fund
                                            Fund             Mid Cap Fund
                                            American         Schafer Value Fund
                                            Utilities Fund
                                            High-Yield Bond
                                            Fund
                                            Equity Income Fund

* This Fund is closed to new investors, except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.

                   Additional Fund Information

(1)  Duration

      Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes by taking into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years. Since duration can also be computed for the Funds, you can estimate the effect of interest rates on a Fund's share price. Simply multiply the Fund's duration by an expected change in interest rates. For example, the price of a Fund with a duration of two years would be expected to fall approximately two percent if market interest rates rose by one percentage point.

(2)  Portfolio Characteristics

      In order to present a more complete picture of a Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

(3)  Measures of Volatility and Relative Performance

       Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than
1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

      Standard deviation = the square root of S (xi - xm)2
                                             ----------------
                                              n-1

where     S = "the sum of",
         xi = each individual return during the time period, xm = the average return over the time period, and
          n = the number of individual returns during the time period.

      Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

     Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

                       GENERAL INFORMATION

Business Philosophy
      The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

      The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

Investment Environment

      Discussions of economic, social, and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may impact the Funds include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

Eight Basic Principles For Successful Mutual Fund Investing

      These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

Strong Retirement Plan Services

      Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

Markets:

     The retirement plan services provided by the Advisor focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.

1. Small company plans. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service, and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.

2.    Large company plans.  Large company plans are designed  for
  companies  with  between 51 and 1,000 plan participants.   Each
  large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, a conversion specialist (if applicable), an accounting manager, a legal/technical manager, and an education/communications educator.

3.   Women-owned businesses.

4. Non-profit and educational organizations (the 403(b) market).

Turnkey approach:

      The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

      The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design and a wide range of investment options. The open architecture design of the plans allow for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

Education:

      Participant  education  and communication  is  key  to  the success of any retirement program, and therefore is one of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs.

Service:

      The Advisor's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements and plan summaries.

      The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

Strong Financial Advisors Group

      The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.

                      PORTFOLIO MANAGEMENT

      Each portfolio manager works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.

      The Advisor believes that actively managing each Fund's portfolio and adjusting the average portfolio maturity according to the Advisor's interest rate outlook is the best way to achieve the Fund's objectives. This policy is based on a fundamental belief that economic and financial conditions create favorable and unfavorable investment periods (or seasons) and that these different seasons require different investment approaches. Through its active management approach, the Advisor seeks to avoid or reduce any negative change in the Fund's net asset value per share during the periods of falling bond prices and provide consistently positive annual returns throughout the seasons of investment.

The Advisor's investment philosophy includes the following basic beliefs:

- Active management pursued by a team with a uniform discipline across the fixed income spectrum can produce results that are superior to those produced through passive management.

- Controlling risk by making only moderate deviations from the defined benchmark is the cornerstone of successful fixed income investing.

- Successful fixed income management is best pursued on a top-down basis utilizing fundamental techniques.

The investment process includes decisions made at four levels that are consistent with the Advisor's viewpoint of the path of economic activity, interest rates, and the supply of and demand for credit.

The goal is to derive equivalent amounts of excess performance and risk control over the long run from each of the four levels of decision-making:

1.    Duration.  Each Fund's portfolio duration is managed within a range relative to its respective benchmark.
2.    Yield Curve. Modest overweights and underweights along  the yield curve are made to benefit from changes in the yield curve's shape.
3. Sector/Quality. Sector weightings are generally maintained between zero and two times those of the benchmark.
4.    Security  Selection.   Quantitative analysis  drives  issue
      selection in the Treasury and mortgage marketplace. Proactive credit research drives corporate issue selection.

Risk control is pursued at three levels:

1. Portfolio structure. In structuring the portfolio, the Advisor carefully considers such factors as position sizes, duration, benchmark characteristics, and the use of illiquid securities.
2. Credit research. Proactive credit research is used to identify issues which the Advisor believes will be candidates for
      credit   upgrade.  This  research  includes  visiting   company
      management, establishing appropriate values for credit ratings, and monitoring yield spread relationships.
3.    Portfolio  monitoring.  Portfolio  fundamentals  are   re-
      evaluated continuously, and buy/sell targets are established and generally adhered to.


                          LEGAL COUNSEL

      Godfrey  &  Kahn, S.C., 780 North Water Street,  Milwaukee,
Wisconsin  53202, acts as outside legal counsel for the Funds.

                     INDEPENDENT ACCOUNTANTS

      Coopers & Lybrand L.L.P., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                      FINANCIAL STATEMENTS

      The  Annual  Report  for the Short-Term  Bond,  Government,
Corporate Bond, and High-Yield Funds that is attached hereto contains the following audited financial information for the
Funds:

          (a)  Schedules of Investments in Securities.
          (b)  Statements of Operations.
          (c)  Statements of Assets and Liabilities.
          (d)  Statements of Changes in Net Assets.
          (e)  Notes to Financial Statements.
          (f)  Financial Highlights.
          (g)  Reports of Independent Accountants.

                          APPENDIX

                        BOND RATINGS

               Standard & Poor's Debt Ratings

      A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

          1.Likelihood  of default capacity and  willingness
            of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          2.Nature of and provisions of the obligation.

          3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
     AAA Debt rated "AAA" has the highest rating assigned by
Standard  &  Poor's.   Capacity to pay  interest  and  repay
principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade
      Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC Debt rated "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

       C Debt rated "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

               Moody's Long-Term Debt Ratings

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

      Caa  - Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class
of  bonds,  and  issues so rated can be regarded  as  having
extremely  poor  prospects  of  ever  attaining   any   real
investment standing.

         Fitch Investors Service, Inc. Bond Ratings

     Fitch investment grade bond and preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt or preferred issue in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds and preferred stock carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      AAA Bonds   and  preferred  stock  considered  to   be
          investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA Bonds   and  preferred  stock  considered  to   be
          investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds and preferred stock rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated "F-1+".

        A Bonds   and  preferred  stock  considered  to   be
          investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

      BBB Bonds   and  preferred  stock  considered  to   be
          investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.

     Fitch speculative grade bond or preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest or dividends in accordance with the terms of obligation for issues not in default. For defaulted bonds or preferred stock, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds or preferred stock that have the same rating are
of  similar  but  not necessarily identical  credit  quality
since  the  rating  categories  cannot  fully  reflect   the
differences in the degrees of credit risk.


       BB Bonds    or   preferred   stock   are   considered
          speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

        B Bonds  or  preferred stock are  considered  highly
          speculative. While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

      CCC Bonds or preferred stock have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

       CC Bonds  or preferred stock are minimally protected.
          Default in payment of interest and/or principal seems probable over time.

        C Bonds are in imminent default in payment of interest or principal or suspension of preferred stock dividends is imminent.

     DDD, DD,
     and D      Bonds  are  in  default on  interest  and/or
          principal payments or preferred stock dividends are suspended. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery of these securities, and "D" represents the lowest potential for recovery.

         Duff & Phelps, Inc. Long-Term Debt Ratings

      These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

      Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints. From time to time, Duff & Phelps Credit Rating Co. places issuers or security classes on
Rating Watch. The Rating Watch Status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable. The Rating Watch Status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the uncertain designation means a rating may be raised or lowered.

      The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of "BBB-" and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

Rating Scale   Definition


AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA+             High credit quality.  Protection factors are
AA              strong.  Risk is modest, but may vary  slightly
AA-             from time to time because  of economic conditions.



A+              Protection factors are average but adequate.
A               However, risk factors are more
A-              variable and greater in periods of economic stress.


BBB+            Below-average protection factors  but  still
BBB             considered sufficient for prudent
BBB-            investment.  Considerable variability in risk
                during economic cycles.


BB+             Below investment grade but deemed likely  to
BB              meet obligations when due.
BB-             Present  or prospective financial protection
                factors fluctuate according to
                industry  conditions  or  company  fortunes.
                Overall quality may move up or
                down frequently within this category.


B+              Below  investment grade and possessing  risk
B               that obligations will not be met
B-              when due.  Financial protection factors will
                fluctuate widely according to
                economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


CCC             Well  below  investment  grade  securities.
                Considerable uncertainty exists as to
                timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.


DD             Defaulted debt obligations.  Issuer failed to
               meet scheduled principal and/or interest payments.
DP             Preferred stock with dividend arrearages.

____________________________________________________________


                 IBCA Long-Term Debt Ratings

      AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

      AA  -  Obligations  for which  there  is  a  very  low
expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

     A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      BB - Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

      B  -  Obligations  for which investment  risk  exists.
Timely   repayment  of  principal  and   interest   is   not
sufficiently protected against adverse changes in business, economic or financial conditions.

      CCC  -  Obligations  for  which  there  is  a  current
perceived  possibility  of  default.   Timely  repayment  of
principal and interest is dependent on favorable business, economic or financial conditions.

      CC - Obligations which are highly speculative or which have a high risk of default.

     C - Obligations which are currently in default.

      Notes: "+" or "-" may be appended to a rating below AAA to denote relative status within major rating categories. Ratings of BB and below are assigned where it is considered that speculative characteristics are present.

          Thomson BankWatch Long-Term Debt Ratings

      Long-Term Debt Ratings assigned by Thomson BankWatch also weigh heavily government ownership and support. The quality of both the company's management and franchise are of even greater importance in the Long-Term Debt Rating decisions. Long-Term Debt Ratings look out over a cycle and are not adjusted frequently for what we believe are short-term performance aberrations.

      Long-Term  Debt  Ratings can be  restricted  to  local
currency debt - ratings will be identified by the designation LC. In addition, Long-Term Debt Ratings may include a plus (+) or minus (-) to indicate where within the category the issue is placed. BankWatch Long-Term Debt Ratings are based on the following scale:

Investment Grade

      AAA (LC-AAA) - Indicates that the ability to repay principal and interest on a timely basis is extremely high.

      AA (LC-AA) - Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     A (LC-A) - Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      BBB (LC-BBB) - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade - may be speculative in the likelihood of timely repayment of principal and interest

      BB (LC-BB) - While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

      B (LC-B) - Issues rated B show higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

      CCC (LC-CCC) - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

      CC  (LC-CC)  -  CC  is  applied  to  issues  that  are
subordinate to other obligations rated CCC and are  afforded
less   protection   in   the   event   of   bankruptcy    or
reorganization.

     D (LC-D) - Default.

                     SHORT-TERM RATINGS

         Standard & Poor's Commercial Paper Ratings

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

      A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B Issues rated "B" are regarded as having only speculative capacity for timely payment.

       C   This  rating  is  assigned  to  short-term   debt
obligations with doubtful capacity for payment.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

               Standard & Poor's Note Ratings

      An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

     - Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

     - Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.

     Note rating symbols and definitions are as follows:

      SP-1  Strong  capacity to pay principal and  interest.
Issues determined to possess very strong characteristics are given a plus (+) designation.

       SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

       SP-3  Speculative  capacity  to  pay  principal   and
interest.

                 Moody's Short-Term Ratings

      Moody's  short-term debt ratings are opinions  of  the
ability   of   issuers  to  repay  punctually  senior   debt
obligations.   These obligations have an  original  maturity
not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries,
(ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

      Fitch Investors Service, Inc. Short-Term Ratings

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+ Exceptionally   Strong  Credit  Quality.    Issues
          assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

     F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

     F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D    Default.   Issues  assigned  this  rating  are  in
          actual or imminent payment default.

     LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

         Duff & Phelps, Inc. Short-Term Debt Ratings

      Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional "1" category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing those differences.

      From time to time, Duff & Phelps places issuers or security classes on Rating Watch. The Rating Watch status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable.

      The Rating Watch status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the "uncertain" designation means a rating may be raised or lowered.

     Rating Scale:  Definition

               High Grade

     D-1+ Highest certainty of timely payment. Short-Term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1       Very   high  certainty  of  timely   payment.
               Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

               Good Grade

     D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

               Satisfactory Grade

     D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

               Non-Investment Grade

     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

               Default

      D-5 Issuer failed to meet scheduled principal and/or interest payments.

         Thomson BankWatch (TBW) Short-Term Ratings

      The TBW Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. TBW Short-Term Ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

      TBW-1   The  highest category; indicates a  very  high
likelihood that principal and interest will be paid on a timely basis.

     TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

      TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

      TBW-4   The  lowest rating category;  this  rating  is
regarded as non-investment grade and therefore speculative.

                   IBCA Short-Term Ratings

       IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt which has a maturity of less than one year.

     A1    Obligations supported by the highest capacity for
     timely    repayment.    Where    issues    possess    a
     particularly strong credit feature, a rating of A1+ is assigned.

     A2    Obligations  supported by  a  good  capacity  for
     timely repayment.

     A3    Obligations supported by a satisfactory  capacity
     for timely repayment.

     B     Obligations for which there is an uncertainty  as
     to the capacity to ensure timely   repayment.

     C    Obligations for which there is a high risk of
default or which are currently in default.